UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

 CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): July 12, 2016

REAL GOODS SOLAR, INC.

(Exact Name of Registrant as Specified in its Charter)

Colorado	001-34044	26-1851813
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

833 West South Boulder Road, Louisville, CO 80027-2452

(Address of Principal Executive Offices, Including Zip Code)

Registrant’s telephone number, including area code: (303) 222-8400

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.     Other Events

As previously reported in the Current Report on Form 8-K, as filed by Real Goods Solar, Inc. (the “Company,” “we”, “us,” “its,” “our”) with the Securities and Exchange Commission (“SEC”) on April 14, 2016, the Company received written notice (the “Notice”) from The Nasdaq Stock Market LLC (“Nasdaq”) on April 14, 2016, indicating that, based on the stockholders’ equity reported in the Company’s Annual Report on Form 10-K for the year ended December 31, 2015, as filed with the SEC on April 1, 2016, the Company was not in compliance with the minimum stockholders’ equity requirement for continued listing on the Nasdaq Capital Market. As set forth in Nasdaq Listing Rule 5550(b)(1) (the “Minimum Stockholders’ Equity Requirement”), listed companies are required to maintain stockholders’ equity of at least $2,500,000. The Company reported stockholders’ equity of ($1,013,000) in its Form 10-K for the period ended December 31, 2015 and reported stockholders’ equity of ($4,400,000) in its Form 10-Q for the period ended March 31, 2016 filed with the SEC on May 12, 2016.

The Notice had no immediate effect on the listing of the Company’s Class A common stock, par value $0.0001 per share (the “Common Stock”) and the Common Stock continues to trade on the Nasdaq Capital Market under the symbol “RGSE.” The Company had a period of 45 calendar days, or until May 31, 2016, to submit a plan to regain compliance with the Minimum Stockholders’ Equity Requirement. In the Notice, Nasdaq indicated that, if the Company’s plan is accepted, Nasdaq may grant an extension of up to 180 calendar days, or until October 11, 2016, to evidence compliance. The Company initially submitted its plan to regain compliance with the Minimum Stockholders’ Equity Requirement to Nasdaq on May 31, 2016 and provided Nasdaq with supplemental information in June 2016.

On July 7, 2016, based on the information the Company submitted to Nasdaq, Nasdaq granted the Company the maximum allowable 180-day extension to October 11, 2016 to evidence compliance with the Minimum Stockholders’ Equity Requirement.

The Company is evaluating its available options to resolve its noncompliance with the Minimum Stockholders’ Equity Requirement. There can be no assurance that the Company will be able to regain compliance with the Minimum Stockholders’ Equity Requirement or will otherwise be in compliance with the other listing standards for the Nasdaq Capital Market. If the Company does not regain compliance with the Minimum Stockholders’ Equity Requirement, or if the Company fails to satisfy another Nasdaq requirement for continued listing, the Nasdaq staff could provide notice that the Company’s Common Stock will become subject to delisting from trading on the Nasdaq Capital Market.

In addition, as previously reported in the Company’s Current Report on Form 8-K, as filed with the SEC on December 23, 2015, the Company received written notice from Nasdaq on December 23, 2015, indicating that, based on the closing bid price of its Common Stock for the preceding 30 consecutive business days, the Company was not in compliance with the $1.00 minimum bid price requirement for continued listing on the Nasdaq Capital Market (the “Minimum Bid Price Requirement”), as set forth in Nasdaq Listing Rule 5550(a)(2). In accordance with Nasdaq Listing Rule 5810(c)(3)(A), the Company had a period of 180 calendar days, or until June 20, 2016, to regain compliance with the Minimum Bid Price Requirement. To regain compliance, the closing bid price of the Company’s Common Stock had to meet or exceed $1.00 per share for at least ten consecutive business days during this 180 calendar day period. On June 17, 2016, the Company was advised by the Nasdaq Capital Market that the Company had met this criteria during the period from June 2, 2016 to June 16, 2016 and, accordingly, the Company had regained compliance with Nasdaq Listing Rule 5550(a)(2) and this matter was closed.

Certain statements in this Current Report on Form 8-K constitute “forward-looking statements” of the Company within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the U.S. Securities Act of 1933, as amended, and Section 21E of the U.S. Securities Exchange Act of 1934, as amended, which involve known and unknown risks, uncertainties and other factors that may cause actual results to be materially different from any future results, performance or achievements expressed or implied by such statements. Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they provide our current beliefs, expectations, assumptions, forecasts, and hypothetical constructs about future events, and include statements regarding our future results of operations and financial position, business strategy, budgets, projected costs, plans and objectives of management for future operations. The words “evaluate,” “anticipate,” “believe,” “plan,” “target”, “estimate,” “expect,” “strive,” “future,” “intend,” “may,” “will” and similar expressions as they relate to us are intended to identify such forward-looking statements. Forward-looking statements should not be read as a guarantee of future performance or results, and will not necessarily be accurate indications of the times at, or by, which such performance or results will be achieved, if at all. Forward looking statements are subject to risks and uncertainties that could cause actual performance or results to differ materially from those expressed in or suggested by the forward looking. Therefore, the Company cautions you against relying on any of these forward-looking statements.

The known risks, uncertainties and other factors affecting these forward-looking statements are described from time to time in the Company’s filings with the SEC, including in the Company’s Annual Report on Form 10-K for the year ended December 31, 2015, filed with the SEC on April 1, 2016, and its Quarterly Report on Form 10-Q for the quarter ended March 31, 2016, filed with the SEC on May 12, 2016, and you should read the section entitled “Risk Factors” in our 2015 Annual Report on Form 10-K and in our 1st Quarter 2016 Report on Form 10-Q. Any change in such factors, risks and uncertainties may cause the actual results, events and performance to differ materially from those referred to in such statements. For example, there can be no assurance that the Company will meet the Minimum Stockholders’ Equity Requirement during any compliance period or in the future, or otherwise meet Nasdaq compliance standards, or that Nasdaq will grant the Company any relief from delisting as necessary or that the Company will be able to ultimately meet applicable Nasdaq requirements for any such relief. Accordingly, the Company claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995, as amended, with respect to all statements contained in this Current Report on Form 8-K. All information in this Current Report on Form 8-K is as of the date of this report and we do not undertake any obligation to publicly update or revise any forward-looking statement or forward-looking hypothetical example, whether as a result of new information, future developments or otherwise, except as may be required by law.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REAL GOODS SOLAR, INC.

By:	/s/ Michael J. McCloskey
Michael J. McCloskey
Chief Administrative Officer and General Counsel

Date: July 12, 2016